EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cyber Defense Systems, Inc. (the "Company") on Form 10-QSB/A for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David M. Barnes, CFO and Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              CYBER DEFENSE SYSTEMS, INC.

                                              By: /s/ David M. Barnes
                                                  -----------------------------
                                                  David M. Barnes
                                                  Chief Financial Officer and
                                                  Principal Financial and
                                                  Accounting Officer

                                                  February 7, 2007